Exhibit 99.1
Furmanite Corporation QUARTER ENDED JUNE 30, 2010 Charles R. Cox, Chairman & CEO Joseph E. Milliron, President & COO Robert S. Muff, Principal Financial Officer

Certain of the Company's statements in this presentation are not purely historical, and as such are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These include statements regarding management's plans, beliefs, expectations, intentions or projections of the future. Forward-looking statements involve risks and uncertainties, including without limitation, the various risks inherent in the Company's business, and other risks and uncertainties detailed most recently in this presentation and the Company's Form 10-K as of December 31, 2009 filed with the Securities and Exchange Commission. One or more of these factors could affect the Company's business and financial results in future periods, and could cause actual results to differ materially from plans and projections. There can be no assurance that the forward-looking statements made in this document will prove to be accurate, and issuance of such forward-looking statements should not be regarded as a representation by the Company, or any other person, that the objectives and plans of the Company will be achieved. All forward-looking statements made in this presentation are based on information presently available to management, and the Company assumes no obligation to update any forward-looking statements. Safe Harbor Statement 8/9/2010 2

Furmanite Corporation Review of Q2 2010 Charles R. Cox, Chairman & CEO 8/9/2010 3

Furmanite Corporation Q2 2010 Financial Review Robert S. Muff, Principal Financial Officer 8/9/2010 4

FURMANITE

Consolidated Income Statements

($ in 000s except per share amounts) (Unaudited)

	For the Three Months Ended June 30,			For the Six Months Ended June 30,		
	2010	2009	Change	2010	2009	Change
Revenues	$ 77,513	$ 69,726	$ 7,787	$ 143,948	$132,758	$ 11,190
Operating costs	51,922	47,261	4,661	96,884	89,839	7,045
Depreciation and amortization expense	1,572	1,447	125	3,121	2,790	331
Selling, general and administrative expense	17,623	20,212	(2,589)	35,232	37,683	(2,451)
Operating income excluding restructuring costs	6,396	806	5,590	8,711	2,446	6,265
Restructuring costs	870	-	870	2,724	-	2,724
Operating income	5,526	806	4,720	5,987	2,446	3,541
Interest and other income (expense), net	(487)	14	(501)	(386)	(373)	(13)
Income before income taxes	5,039	820	4,219	5,601	2,073	3,528
Income tax expense	(1,479)	(589)	(890)	(1,650)	(962)	(688)
Net income	$ 3,560	$ 231	$ 3,329	$ 3,951	$ 1,111	$ 2,840
Diluted EPS	$ 0.10	$ 0.01	$ 0.09	$ 0.11	$ 0.03	$ 0.08
Diluted EPS, excluding restructuring, net of tax	$ 0.12	$ 0.01	$ 0.11	$ 0.17	$ 0.03	$ 0.14

8/9/2010 5

Adjustments for Currency Rates ($ in 000s) (Unaudited) 8/9/2010 6 For the Three Months Ended For the Three Months Ended For the Three Months Ended For the Three Months Ended For the Three Months Ended For the Six Months Ended For the Six Months Ended For the Six Months Ended For the Six Months Ended For the Six Months Ended June 30, June 30, June 30, June 30, June 30, June 30, June 30, June 30, June 30, June 30, 2010 2009 Change 2010 2009 Change Currency adjusted revenues $ 77,913 $ 69,726 $ 8,187 $141,002 $132,758 $ 8,244 Currency adjusted costs and expenses: Operating costs 52,327 47,261 5,066 95,671 89,839 5,832 Depreciation and amortization expense 1,576 1,447 129 3,040 2,790 250 Selling, general and administrative expense 18,718 20,212 (1,494) 36,768 37,683 (915) Currency adjusted operating income $ 5,292 $ 806 $ 4,486 $ 5,523 $ 2,446 $ 3,077

Revenues Adjusted for Currency Rates ($ in 000s except percentages) (Unaudited) 8/9/2010 7 For the Three Months Ended For the Three Months Ended For the Three Months Ended For the Three Months Ended For the Three Months Ended For the Six Months Ended For the Six Months Ended For the Six Months Ended For the Six Months Ended For the Six Months Ended June 30, June 30, June 30, June 30, June 30, June 30, June 30, June 30, June 30, June 30, 2010 2009 Change 2010 2009 Change Revenues Americas $ 37,550 $ 32,302 16% $ 69,117 $ 62,376 11% Europe 27,846 28,214 -1% 54,107 55,413 -2% Asia-Pacific 12,117 9,210 32% 20,724 14,969 38% Total revenues $ 77,513 $ 69,726 11% $ 143,948 $ 132,758 8% Currency adjusted revenues: Americas $ 37,540 $ 32,302 16% $ 68,964 $ 62,376 11% Europe 29,439 28,214 4% 53,970 55,413 -3% Asia-Pacific 10,934 9,210 19% 18,068 14,969 21% Total currency adjusted revenues $ 77,913 $ 69,726 12% $ 141,002 $ 132,758 6%

FURMANITE

Adjustments for Currency Rates

($ in 000s except percentages) (Unaudited)

	For the Three Months Ended June 30,			For the Six Months Ended June 30,		
	2010	2009	Change	2010	2009	Change
Operating income (loss) after allocation of headquarter costs:						
Americas	$ 2,702	$ (46)	5974%	$ 4,148	$ 417	895%
Europe	33	(604)	105%	(2,213)	333	-765%
Asia-Pacific	2,791	1,456	92%	4,052	1,696	139%
Adjusted operating income	$ 5,526	$ 806	586%	$ 5,987	$ 2,446	145%
Currency adjusted operating income (loss) after allocation of headquarter costs:						
Americas	$ 2,738	$ (46)	6052%	$ 4,155	$ 417	896%
Europe	26	(604)	104%	(2,228)	333	-769%
Asia-Pacific	2,528	1,456	74%	3,596	1,696	112%
Currency adjusted operating income	5,292	806	557%	5,523	2,446	126%
Net income	$ 3,560	$ 231	1441%	$ 3,951	$ 1,111	256%
Currency adjusted net income	$ 3,453	$ 231	1395%	$ 3,798	$ 1,111	242%

8/9/2010 8

Condensed Consolidated Balance Sheets ($ in 000s) (Unaudited) 8/9/2010 9 June 30, December 31, 2010 2009 Change Cash $ 31,837 $ 36,117 $ (4,280) Trade receivables, net 57,936 52,021 5,915 Inventories 24,820 26,827 (2,007) Other current assets 6,617 9,085 (2,468) Total current assets 121,210 124,050 (2,840) Property and equipment, net 29,473 30,168 (695) Other assets 21,145 20,771 374 Total assets $ 171,828 $ 174,989 $ (3,161) Total current liabilities $ 40,136 $ 44,439 $ (4,303) Total long-term debt 30,076 30,139 (63) Other liabilities 14,260 15,081 (821) Total stockholders' equity 87,356 85,330 2,026 Total liabilities and stockholders' equity $ 171,828 $ 174,989 $ (3,161)

Condensed Consolidated Cash Flows ($ in 000s) (Unaudited) 8/9/2010 10 For the Six Months Ended For the Six Months Ended For the Six Months Ended For the Six Months Ended For the Six Months Ended June 30, June 30, June 30, June 30, June 30, 2010 2009 Change Net income $ 3,951 $ 1,111 $ 2,840 Depreciation, amortization and other non-cash items 4,297 2,488 1,809 Working capital changes (7,729) 972 (8,701) Net cash (used in) provided by operating activities 519 4,571 (4,052) Capital expenditures (3,451) (3,018) (433) Payments on debt (99) (224) 125 Other, net (155) (338) 183 Effect of exchange rate changes on cash (1,094) (200) (894) (Decrease) increase in cash and cash equivalents (4,280) 791 (5,071) Cash and cash equivalents at beginning of period 36,117 30,793 5,324 Cash and cash equivalents at end of period $ 31,837 $ 31,584 $ 253

Furmanite Corporation Q2 2010 Operations Review Joseph E. Milliron, President and Chief Operating Officer 8/9/2010 11

12 8/9/2010 1,679 total employees at June 30, 2010 190 less than June 30, 2009 1,200 technicians - reduction of 75 or 6% Maintained bench strength 479 selling, general and administrative (SG&A) personnel - reduction of 115 or 19% Costs aligned with revenues

Business and Geographic Data - Turnaround Services Revenues ($ in 000's) (Unaudited) 8/9/2010 13 1 U.S. and Canada 2 Europe, Middle East and Africa Total Americas1 EMEA2 APAC Turnaround Services 2nd Qtr. 2010 $ 37,195 $ 15,678 $ 14,654 $ 6,863 Turnaround Services 2nd Qtr 2009 31,485 14,206 13,507 3,772 Variance $ 5,710 $ 1,472 $ 1,147 $ 3,091 Turnaround Services YTD 2010 $ 66,912 $ 31,041 $ 25,290 $ 10,581 Turnaround Services YTD 2009 60,145 29,688 24,281 6,176 Variance $ 6,767 $ 1,353 $ 1,009 $ 4,405

14 Total Americas1 EMEA2 APAC Under Pressure Services 2nd Qtr. 2010 $ 24,582 $ 12,359 $ 8,049 $ 4,174 Under Pressure Services 2nd Qtr 2009 24,140 11,191 8,416 4,533 Variance $ 442 $ 1,168 $ (367) $ (359) Under Pressure Services YTD 2010 $ 49,579 $ 23,737 $ 17,604 $ 8,238 Under Pressure Services YTD 2009 45,924 20,582 18,147 7,195 Variance $ 3,655 $ 3,155 $ (543) $ 1,043 Business and Geographic Data - Under Pressure Services Revenues ($ in 000's) (Unaudited) 1 U.S. and Canada 2 Europe, Middle East and Africa 8/9/2010

15 Operation Highlights from the Quarter APAC ahead of budget AMERICAS ahead of budget EMEA behind budget (restructuring) 8/9/2010

Central Europe Restructuring Progress 16 8/9/2010 Operating as a single entity Reducing costs Administrative efficiency Improving responsiveness Expanding customer coverage Expanding service lines

Furmanite Corporation Review of Q2 2010 www.furmanite.com 17